Trade and other payables	12 Months Ended
Dec. 31, 2018
Trade and other payables
Trade and other payables

19 Trade and other payables

	2018	2017	2016
	$m	$m	$m
Current liabilities
Trade payables	1,720	2,285	1,680
Value added and payroll taxes and social security	204	243	240
Rebates, chargebacks, returns and other revenue accruals	4,043	3,264	3,601
Clinical trial accruals	993	922	696
Other accruals	3,951	3,324	2,714
Externalisation revenue contract liabilities	92	–	–
Contingent consideration	867	555	527
Other payables	971	1,048	1,028
Total	12,841	11,641	10,486
Non-current liabilities
Accruals	7	143	292
Externalisation revenue contract liabilities	78	–	–
Contingent consideration	4,239	4,979	4,930
Acerta Pharma put option liability (Note 25)	1,838	1,823	1,901
Other payables	608	895	2,365
Total	6,770	7,840	9,488

The Group has revised the presentation of Trade and other payables in 2018 to separately present clinical trial accruals, returns and other revenue accruals that have historically been presented within Trade payables (see the Group Accounting policies section from page 153). The Group has also separately presented the Acerta put option that has historically been presented within Other payables.

Included within Rebates, chargebacks, returns and other revenue accruals are contract liabilities of $126m (1 January 2018: $138m). The revenue recognised in the year for contract liabilities is $139m, comprising $104m relating to other revenue accruals and $35m Externalisation Revenue contract liabilities.

Trade payables includes $166m (2017: $64m; 2016: $nil) due to suppliers that have signed up to a supply chain financing programme, under which the suppliers can elect on a invoice by invoice basis to receive a discounted early payment from the partner bank rather than being paid in line with the agreed payment terms. If the option is taken the Group’s liability is assigned by the supplier to be due to the partner bank rather than the supplier. The value of the liability payable by the Group remains unchanged. The Group assesses the arrangement against indicators to assess if debts which vendors have sold to the funder under the supplier financing scheme continue to meet the definition of trade payables or should be classified as borrowings. At 31 December 2018 the payables met the criteria of Trade payables.

The Acerta Pharma put option liability is remeasured each period, based on the latest assessment of the expected redemption amount with remeasurements taken to Selling, general and administrative costs (see Note 2). Interest arising from amortising the liability is included within Finance expense (see Note 3). The expected redemption amount is dependent on the accumulated profits of Calquence to the point of redemption, which may vary materially dependent on factors such as revenues earned, research and development expenditure, regulatory approvals received, and certain other expenses of Acerta Pharma B.V. and its subsidiaries.

The Group has adopted IFRS 15 Revenue from Contracts with Customers from 1 January 2018 under the modified retrospective method. Consequently, the Group has presented Externalisation revenue contract liabilities prospectively from that date.

With the exception of Contingent consideration payables of $5,106m (2017: $5,534m; 2016: $5,457m) which are held at fair value within Level 3 of the fair value hierarchy as defined in Note 11, all other financial liabilities are held at amortised cost with carrying value being a reasonable approximation of fair value.

Contingent consideration

	2018	2017	2016
	$m	$m	$m
At 1 January	5,534	5,457	6,411
Settlements	(349)	(434)	(293)
Revaluations	(495)	109	(1,158)
Discount unwind (Note 3)	416	402	497
At 31 December	5,106	5,534	5,457

Contingent consideration arising from business combinations is fair valued using decision-tree analysis, with key inputs including the probability of success, consideration of potential delays and the expected levels of future revenues.

Revaluations of Contingent consideration are recognised in Selling, general and administrative costs and include a decrease of $482m in 2018 (2017: an increase of $208m; 2016: a decrease of $999m) based on revised milestone probabilities, and revenue and royalty forecasts, relating to the acquisition of BMS’s share of the Global Diabetes Alliance. Discount unwind on the liability is included within Finance expense (see Note 3).

Management has identified that reasonably possible changes in certain key assumptions, including the likelihood of achieving successful trial results, obtaining regulatory approval, the projected market share of the therapeutic area and expected pricing for launched products, may cause the calculated fair value of the above contingent consideration to vary materially in future years.

The contingent consideration balance relating to BMS’s share of Global Diabetes Alliance of $3,983m (2017: $4,477m; 2016: $4,240m) would increase/decrease by $398m with an increase/decrease in sales of 10% as compared with the current estimates.

The maximum development and sales milestones payable under outstanding contingent consideration arrangements arising on business combinations are as follows:

		Nature of	Maximum future milestones
Acquisitions	Year	contingent consideration	$m
Spirogen	2013	Milestones	216
Amplimmune	2013	Milestones	275
Omthera	2013	Milestones	120
Pearl Therapeutics	2013	Milestones	390
BMS’s share of Global Diabetes Alliance[1]	2014	Milestones and royalties	600
Almirall[1]	2014	Milestones and royalties	620
Definiens[1]	2014	Milestones	150
[1]

These contingent consideration liabilities have been designated as the hedge instrument in a net investment hedge of foreign currency risk arising on the Group’s underlying US dollar net investments held in non-US dollar denominated subsidiaries. Exchange differences on the retranslation of the contingent consideration liability are recognised in Other comprehensive income to the extent that the hedge is effective. Any ineffectiveness is taken to profit.

The amount of royalties payable under the arrangements is inherently uncertain and difficult to predict, given the direct link to future sales and the range of outcomes. The maximum amount of royalties payable in each year is with reference to net sales.